Exhibit 99.2

BRE Properties, Inc.

First Quarter 2010

Earnings Release and

Supplemental Financial Data

Allure at Scripps Ranch

194 Units

San Diego, CA

BRE Properties, Inc. 525 Market Street, 4th Floor San Francisco, CA 94105	Phone: Fax: E-mail:	415.445.6530 415.445.6505 ir@breproperties.com

Investor contact: John Schissel

EVP, Chief Financial

Officer 415.445.6530

Media contact: Thomas E. Mierzwinski

VP, Corporate Communications

415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

First Quarter 2010

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

First Quarter 2010

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended March 31,
	2010	2009
OPERATING INFORMATION

Total revenues (1)	$85,236	$85,360

Net income available to common shareholders	$5,525	$12,993
Per diluted share	$0.10	$0.25

Funds from Operations (2)	$29,380	$34,791
FFO per diluted share	$0.52	$0.66

Other Expenses (3)	$925	—
Other Expenses per diluted share	$0.02	$0.00

Non cash interest expense (4)	$1,504	$1,615
Per diluted share	$0.03	$0.03

Dividends per share	$0.3750	$0.5625

Adjusted EBITDA (2)	$53,982	$58,423

Common dividends	$21,006	$29,161
Preferred dividends	$2,953	$2,953
Interest expense, excluding non cash interest expense (4) and capitalized interest.	$19,595	$19,407

Interest coverage ratio (5)	2.8	3.0
Fixed charge coverage ratio (5)	2.4	2.6

Same-store revenue increase/decrease	-4.7%	-0.6%
Same-store expense increase/decrease	2.2%	0.7%
Same-store NOI increase/decrease	-7.6%	-1.1%
Same-Store operating margins	68%	70%

CAPITALIZATION DATA	3/31/10	3/31/09

Net real estate investments	$2,956,437	$2,908,037
Total assets, gross	$3,627,999	$3,538,714

Total debt	$1,919,981	$1,956,662
Redeemable noncontrolling interests	$33,655	$23,447
Preferred stock (at liquidation preference)	$175,000	$175,000
Total shareholders' equity	$1,016,505	$962,584

Common shares and units outstanding	56,378	52,021
Share price, end of period	$35.75	$19.63

Total market capitalization	$4,110,495	$3,152,835
Total book capitalization	$2,970,141	$2,942,693

Debt to total assets, gross	52.9%	55.3%
Debt to total market capitalization	46.7%	62.1%
Debt to total book capitalization	64.6%	66.5%
Secured debt to total assets, gross	20.7%	3.8%

COMMUNITY INFORMATION	3/31/10	3/31/09

Operating communities:
Wholly or Majority Owned Communities	75	73
Wholly or Majority Owned Units	21,735	21,480

Unconsolidated Joint Venture Communities	13	13
Unconsolidated Joint Venture Units	4,080	4,080

Communities under development:
Communities	5	7
Units	1,568	2,043

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.
(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	For the three months ended March 31, 2010 other expenses include $925,000 related to acquisition costs in accordance with accounting guidance that became effective in January 2009. Approximately $700,000 of expense is related to the acquisition of a property in San Diego, CA, which closed on March 23, 2010. Approximately $200,000 is related to the acquisition of a property in San Jose, CA, which closed on April 20, 2010.
(4)	Represents adoption of convertible debt guidance. The interest cost adjustment relates to our 4.125% Convertible Senior notes; and reflects a 6.01% market interest rate, the comparable cost for straight debt at the time of issuance. The expense is shown net of impact to capitalized interest.
(5)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

First Quarter 2010

(Unaudited, dollar amounts in thousands except per share data)

	March 31,	December 31,
	2010	2009
ASSETS

Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$3,227,114	$3,180,633
Construction in progress	80,160	101,354
Less: accumulated depreciation	(597,546)	(583,953)

	2,709,728	2,698,034

Equity in real estate joint ventures:
Investments	61,697	61,999

Real estate held for sale, net	26,214	—

Land under development	158,798	155,532

Total real estate portfolio	2,956,437	2,915,565

Cash	9,107	5,656
Other assets	56,012	58,787

TOTAL ASSETS	$3,021,556	$2,980,008

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Unsecured senior notes	$828,468	$826,918
Unsecured line of credit	340,000	288,000
Mortgage loans payable	751,513	752,157
Accounts payable and accrued expenses	51,415	56,409

Total liabilities	1,971,396	1,923,484

Redeemable noncontrolling interests	33,655	33,605

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 shares with $25 liquidation preference issued and outstanding at March 31, 2010 and December 31, 2009, respectively.	70	70

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 55,663,133 and 55,136,359 at March 31, 2010 and December 31, 2009, respectively.	557	551

Additional paid-in capital	1,015,878	1,022,298

Total shareholders’ equity	1,016,505	1,022,919

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$3,021,556	$2,980,008

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended March 31, 2010 and 2009

(Unaudited, dollar and share amounts in thousands)

	Quarter ended	Quarter ended
	3/31/2010	3/31/09
REVENUES

Rental income	$81,950	$82,064
Ancillary income	3,286	3,296

Total revenues	85,236	85,360

EXPENSES

Real estate	$27,902	26,074
Provision for depreciation	22,964	20,547
Interest	21,099	21,022
General and administrative	5,206	4,326
Other expenses	925	—

Total expenses	78,096	71,969

Other income	724	628

Income before noncontrolling interests, partnership income and discontinued operations	7,864	14,019

Partnership income	547	656

Income from continuing operations	8,411	14,675

Discontinued operations:
Discontinued operations, net (1)	440	1,816

Income from discontinued operations	440	1,816

NET INCOME	$8,851	$16,491

Redeemable noncontrolling interest in income	373	545

Dividends attributable to preferred stock	2,953	2,953

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$5,525	$12,993

Net income per common share - basic	$0.10	$0.25

Net income per common share - assuming dilution	$0.10	$0.25

Weighted average shares outstanding - basic (2)	55,320	51,180

Weighted average shares outstanding - assuming dilution (2)	55,415	51,180

(1)	For 2009 and 2010, includes one operating property classified as held for sale as of March 31, 2010. The 2009 totals also include results from two properties sold in 2009.

	Quarter ended	Quarter ended
	3/31/2010	3/31/09

Rental and ancillary income	$887	$3,248
Real estate expenses	(304)	(1,069)
Provision for depreciation	(143)	(363)

Income from discontinued operations, net	$440	$1,816

(2)	See analysis of weighted average shares and ending shares in Exhibit B.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
ASSETS

Real estate portfolio:

Direct investments in real estate:
Investments in rental properties	$3,227,114	$3,180,633	$3,113,149	$3,105,464	$2,989,409
Construction in progress	80,160	101,354	144,895	124,935	204,857
Less: accumulated depreciation	(597,546)	(583,953)	(561,900)	(540,165)	(518,488)

	2,709,728	2,698,034	2,696,145	2,690,234	2,675,778
Equity in real estate joint ventures:
Investments	61,697	61,999	62,336	62,435	62,507

Real estate held for sale, net	26,214	—	—	8,168	42,911

Land under development	158,798	155,532	131,936	128,762	126,841

Total real estate portfolio	2,956,437	2,915,565	2,890,416	2,889,599	2,908,037

Cash	9,107	5,656	7,029	5,848	5,845
Other assets	56,012	58,787	73,889	76,454	90,178

TOTAL ASSETS	$3,021,556	$2,980,008	$2,971,334	$2,971,901	$3,004,060

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Unsecured senior notes	$828,468	$826,918	$857,171	$948,906	$1,457,662
Unsecured line of credit	340,000	288,000	248,000	497,000	365,000
Mortgage loans payable	751,513	752,157	752,778	443,390	134,000
Accounts payable and accrued expenses	51,415	56,409	54,226	62,148	61,367

Total liabilities	1,971,396	1,923,484	1,912,175	1,951,444	2,018,029

Redeemable noncontrolling interests	33,655	33,605	32,567	26,674	23,447

Shareholders’ equity:
Preferred stock	70	70	70	70	70
Common stock	557	551	543	528	512
Additional paid-in capital	1,015,878	1,022,298	1,025,979	993,185	962,002

Total shareholders’ equity	1,016,505	1,022,919	1,026,592	993,783	962,584

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$3,021,556	$2,980,008	$2,971,334	$2,971,901	$3,004,060

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
REVENUES

Rental income	$81,950	$81,683	$82,250	$81,922	$82,064
Ancillary income	3,286	2,885	3,266	3,338	3,296

Total revenues	85,236	84,568	85,516	85,260	85,360

EXPENSES

Real estate	$27,902	$27,212	$27,705	$27,190	$26,074
Provision for depreciation	22,964	22,516	22,202	22,160	20,547
Interest	21,099	21,292	20,998	19,421	21,022
General and administrative	5,206	4,742	4,104	4,218	4,326
Other expenses	925	13,522	—	—	—

Total expenses	78,096	89,284	75,009	72,989	71,969

Other income	724	876	760	1,196	628
Net (loss)/gain from extinguishment of debt	—	(870)	382	1,958	—

Income/(loss) from continuing operations and discontinued operations	7,864	(4,710)	11,649	15,425	14,019

Partnership income	547	531	561	580	656

Income/(loss) from continuing operations	8,411	(4,179)	12,210	16,005	14,675
Discontinued operations:

Discontinued operations, net (1)	440	370	443	1,426	1,816
Net gain on sales of discontinued operations	—	—	7,285	14,289	—

Income from discontinued operations	440	370	7,728	15,715	1,816

NET INCOME/(LOSS)	$8,851	$(3,809)	$19,938	$31,720	$16,491

Redeemable noncontrolling interest in income	373	394	401	545	545
Dividends attributable to preferred stock	2,953	2,953	2,953	2,953	2,953

NET INCOME/(LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$5,525	$(7,156)	$16,584	$28,222	$12,993

Net (loss)/income per common share - basis	$0.10	$(0.13)	$0.31	$0.54	$0.25

Net (loss)/income per common share - diluted	$0.10	$(0.13)	$0.31	$0.54	$0.25

Weighted average shares outstanding - basic (2)	55,320	54,540	53,575	51,765	51,180

Weighted average shares outstanding - assuming dilution (2)	55,415	54,540	53,576	51,765	51,180

(1) Details of earnings from discontinued operations, net:
	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
Rental and ancillary income	$887	$913	$1,054	$2,927	$3,248
Real estate expenses	(304)	(330)	(401)	(1,293)	(1,069)
Provision for depreciation	(143)	(213)	(210)	(208)	(363)

Income from discontinued operations, net	$440	$370	$443	$1,426	$1,816

(2) See analysis of weighted average shares and ending shares in Exhibit B.

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2010	2009	2009	2009	2009
CALCULATION OF FFO

NET (LOSS)/INCOME AVAILABLE TO COMMON SHAREHOLDERS	$5,525	($7,156)	$16,584	$28,222	$12,993
Add back/ exclude:
Depreciation from continuing operations	22,964	22,516	22,202	22,160	20,547
Depreciation from discontinued operations	143	213	210	208	363
Redeemable noncontrolling interest in income (1)	373	—	401	545	545
Depreciation from unconsolidated entities	480	472	465	455	449
Net (gain) on sales of discontinued operations	—	—	(7,285)	(14,289)	—
Less: Redeemable noncontrolling interests in income not convertible to common (1)	(105)	—	(106)	(106)	(106)

FUNDS FROM OPERATIONS (2)	$29,380	$16,045	$32,471	$37,195	$34,791

Net (loss)/gain on extinguishment of debt	—	($870)	$382	$1,958	—

Other expenses (3)	$925	$13,522	—	—	—

Non cash interest charges (4)	$1,504	$1,559	$1,576	$1,653	$1,615

Weighted average shares and equivalents outstanding - assuming dilution	56,170	54,580	54,356	52,550	51,965

PER SHARE INFORMATION - ASSUMING DILUTION:

Funds from operations	$0.52	$0.29	$0.59	$0.70	$0.66
Non-routine income items (3)	$0.00	$0.00	$0.00	$0.00	$0.00
Net (loss)/gain on extinguishment of debt	$0.00	($0.02)	$0.01	$0.04	$0.00
Other Expenses (3)	$0.02	$0.25	$0.00	$0.00	$0.00
Non cash interest charges (4)	$0.03	$0.03	$0.03	$0.03	$0.03

(1)	OP units were dilutive for the quarters ending March 31, 2010, September 30, 2009, June 30, 2009 and March 31, 2009. OP units were anti-dilutive for the quarter ending December 31, 2009, but dilutive for the twelve months ending December 31, 2009. Redeemable noncontrolling interest in income of $394,000 and redeemable noncontrolling interest in income not convertible to common ($106,000) were excluded for the FFO calculation for the quarter ending December 31, 2009.
(2)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.
(3)	For the quarter ended March 31, 2010 FFO totals include $925,000 related to acquisition costs in accordance with accounting guidance that became effective in January 2009. For the quarter ended December 31, 2009 FFO totals include $12,900,000 abandonment charge related to three sites under option and a $600,000 severance charge.
(4)	Represents adoption of convertible debt guidance. The interest cost adjustment relates to our 4.125% Convertible Senior notes; and reflects a 6.01% market interest rate, the comparable cost for straight debt at the time of issuance. The expense is shown net of impact to capitalized interest.

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2010	2009	2009	2009	2009
CAPITAL EXPENDITURES
Recurring capital expenditures	$3,797	$5,080	$5,796	$6,796	$2,567

Average apartment units in period	21,523	21,345	21,284	21,654	21,218
Capital expenditures per apartment unit in period	$176	$238	$272	$314	$121
Capital expenditures per apartment unit-trailing four quarters	$1,000	$945	$978	$852	$794
Revenue enhancing rehabilitation costs	$1,125	$1,545	$1,387	$2,053	$2,112

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2010	2009	2009	2009	2009
RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS

Revenues from continuing operations	$85,236	$84,568	$85,516	$85,260	$85,360
Revenues from discontinued operations	887	913	1,054	2,927	3,248

Total Revenues	$86,123	$85,481	$86,570	$88,187	$88,608

Real estate expenses-continuing operations	$27,902	$27,212	$27,705	$27,190	$26,074
Real estate expenses-discontinued operations	304	330	401	1,293	1,069

Total Real Estate Expenses	$28,206	$27,542	$28,106	$28,483	$27,143

Partnership and other income	$1,271	$1,407	$1,321	$1,776	$1,284

Total Net Operating Income	$59,188	$59,346	$59,785	$61,480	$62,749

Depreciation from continuing operations	$22,964	$22,516	$22,202	$22,160	$20,547
Depreciation from discontinued operations	143	213	210	208	363

Total Depreciation	$23,107	$22,729	$22,412	$22,368	$20,910

Interest from continuing operations	$21,099	$21,292	$20,998	$19,421	$21,022

Total Interest	$21,099	$21,292	$20,998	$19,421	$21,022

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended March 31, 2010 and 2009

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of	Q1	Q1%		Q1	Q1%
	Units	2010	2009	Change	2010	2009	Change
California

San Diego	3,958	$17,275	$17,463	-1.1%	$5,146	$4,996	3.0%
Inland Empire	3,089	10,016	10,244	-2.2%	3,537	3,508	0.8%
Orange County	3,469	14,648	15,379	-4.8%	4,490	4,448	0.9%
Los Angeles	2,263	10,072	10,530	-4.3%	3,251	3,430	-5.2%
San Francisco	3,152	14,977	16,042	-6.6%	4,338	4,080	6.3%

Subtotal; California	15,931	$66,988	$69,658	-3.8%	$20,762	$20,462	1.5%

Pacific Northwest

Seattle	2,963	9,825	11,029	-10.9%	3,508	3,378	3.8%

Non-Core Markets (1)	1,302	3,533	3,625	-2.5%	1,484	1,369	8.4%

Total Same-Store (2)	20,196	$80,346	$84,312	-4.7%	$25,754	$25,209	2.2%

			Net Operating Income
	No. of	No. of	Q1	Q1%		%
	Communities	Units	2010	2009	Change	of Total
California

San Diego	13	3,958	$12,129	$12,467	-2.7%	22.1%
Inland Empire	10	3,089	6,479	6,736	-3.8%	11.9%
Orange County	11	3,469	10,158	10,931	-7.1%	18.6%
Los Angeles	11	2,263	6,821	7,100	-3.9%	12.5%
San Francisco	10	3,152	10,639	11,962	-11.1%	19.5%

Subtotal; California	55	15,931	$46,226	$49,196	-6.0%	84.6%

Pacific Northwest

Seattle	11	2,963	6,317	7,651	-17.4%	11.6%

Non-Core Markets (1)	3	1,302	2,049	2,256	-9.2%	3.8%

Total Same-Store (2)	69	20,196	$54,592	$59,103	-7.6%	100.0%

			Net Operating Income
	No. of Communities	No. of units	Q1 2010	Q1 2009
“Non Same-Store” Summary
Acquired properties (3)	1	194	$76	—
Development properties (4)	4	1,097	2,769	391
Discontinued operations (5)	3	1,000	583	2,179
Joint venture income (6)	13	4,080	547	656
Commercial and Other (7)	n/a	n/a	(103)	(208)
Other income	n/a	n/a	724	628

Total Non Same-Store	21	6,371	$4,596	$3,646

Less Properties Sold 2009 & 2010	(2)	(752)

Total All Units / NOI	88	25,815	$59,188	$62,749

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least five full quarters, starting January 1, 2009.
(3)	Consists of NOI from a property acquired after January 1, 2009.
(4)	Consists of NOI from four properties fully delivered and experiencing lease up and stabilization.
(5)	Includes results from one property held for sale in 2010 and two properties sold in 2009.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(7)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the three months ended March 31, 2010 and 2009 other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same -Store” Operating Metrics

As of March 31, 2010 and 2009

	No. of	Market Rent per Unit (2)			Occupancy (3)		Turnover Ratio (4)
	Units	Q1’10	Q1’09	% Change	Q1’10	Q1’09	2010	2009
California
San Diego	3,958	$1,485	$1,534	-3.2%	95.8%	93.8%	66%	70%
Inland Empire	3,089	1,126	1,217	-7.4%	94.2%	92.0%	60%	66%
Orange County	3,469	1,507	1,594	-5.5%	94.9%	93.4%	56%	55%
Los Angeles	2,263	1,540	1,786	-13.9%	96.1%	92.3%	53%	62%
San Francisco	3,152	1,655	1,816	-8.9%	95.0%	94.4%	49%	56%

Subtotal; California	15,931	$1,462	$1,577	-7.3%	95.2%	93.3%	58%	62%

Pacific Northwest

Seattle	2,963	1,116	1,284	-13.0%	94.5%	93.1%	52%	58%

Non-Core Markets (1)	1,302	921	998	-7.7%	94.2%	90.5%	57%	62%

Total/Average Same Store (5)	20,196	$1,376	$1,497	-8.1%	95.0%	93.1%	57%	61%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Represents, by region, weighted average market level rents across the quarter.
(3)	Represents average physical occupancy for the quarter.
(4)	Represents the annualized number of units turned over for the period, divided by the number of units in the region.
(5)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting January 1, 2009.

“Non Same-Store” Operating Metrics

Acquisition, development, held for sale and joint venture communities -Q1’10

	Number of Units
	ACQ	DEV	HELD FOR SALE	JV	Total	Market Rent/Unit	Average Occupancy
California
L.A./ Orange Co.	—	604	—	—	604	$2,147	96.2%
San Diego	194	—	—	—	194	1,752	96.4%
Sacramento	—	—	—	236	236	1,085	97.5%

Pacific Northwest
Seattle	—	493	248	—	741	1,502	74.2%

Mountain/Desert Markets
Phoenix	—	—	—	1,248	1,248	785	92.2%
Denver	—	—	—	2,596	2,596	898	94.6%

Total/Average Non-Same Store	194	1,097	248	4,080	5,619	$1,143	88.4%

Total/Average Portfolio					25,815	$1,321	93.6%

Sequential “Same-Store” New Lease Transaction Summary

	Transacted							% Discount - effective rent to asking rent (8)
	Move-ins	Effective Rent (6)			Asking Rent (7)
	Q1 2010	Q1 2010	Q4 2009		Q1 2010	Q4 2009		Q1 2010	Q4 2009
California
San Diego	597	$1,416	$1,440	-1.7%	$1,441	$1,491	-3.4%	-1.8%	-3.4%
Inland Empire	467	1,074	1,077	-0.3%	1,112	1,143	-2.8%	-3.4%	-5.8%
Orange County	454	1,399	1,371	2.0%	1,545	1,548	-0.2%	-9.5%	-11.4%
Los Angeles	304	1,433	1,468	-2.4%	1,516	1,584	-4.3%	-5.5%	-7.3%
San Francisco	451	1,632	1,568	4.1%	1,687	1,737	-2.9%	-3.3%	-9.7%

Subtotal; California	2,273	$1,387	$1,385	0.2%	$1,453	$1,497	-2.9%	-4.5%	-7.5%

Pacific Northwest
Seattle	401	1,058	1,024	3.4%	1,140	1,151	-0.9%	-7.2%	-11.1%
Non-Core Markets	192	834	847	-1.5%	870	913	-4.7%	-4.2%	-7.3%

Total Same Store	2,866	$1,304	$1,293	0.8%	$1,370	$1,404	-2.4%	-4.8%	-7.9%

(6)	Represents leased rent per unit less the monthly value of concessions awarded on new leases signed during the period (renewals are excluded).
(7)	Represents monthly asking rent on the date leases noted above were signed. Market rents on leases signed may differ from overall community level market rent shown above due to the weighting of units leased (1 bedrooms vs. 2’s etc.) during the period.
(8)	Represents discount realized from asking rent levels on new leases signed during the quarter.

BRE Properties, Inc.

Debt Structure as of March 31, 2010

(Dollar and share amounts in thousands)

			For the three months ended March 31, 2010
	Balance		Weighted
	Outstanding	Average	Average	Percentage	Percentage
	3/31/10	Life	Int. Rate	Total Debt	Gross Assets
FIXED RATE

Unsecured	$469,142	5.21 years	5.84%	24.4%	12.9%
Convertible debt (1)	359,326	1.90 years	6.01%	18.7%	9.9%
Secured debt	751,513	8.27 years	5.70%	39.1%	20.7%
Total fixed rate debt	$1,579,981	5.91 years	5.81%	82.3%	43.5%

VARIABLE RATE DEBT

Unsecured Line of credit (2)	340,000	2.50 years	1.44%	17.7%	9.4%
Total variable rate debt	$340,000	2.50 years	1.44%	17.7%	9.4%

TOTAL DEBT	$1,919,981	5.31 years	5.04%	100.0%	52.9%

Ratio of debt to total market capitalization	47%
Interest expense coverage - QTD ‘10 (3)	2.8 x
Fixed charge coverage - QTD ‘10 (3)	2.4 x

SUMMARY OF COMMON SHARES
	Qtr. Ended	Qtr. Ended
	3/31/10	3/31/09
Weighted Average
Diluted shares - FFO (5)	56,170	51,965
Diluted shares - EPS(6)	55,415	51,180
Total shares and units outstanding at end of period	56,378	52,021

SCHEDULED PRINCIPAL PAYMENTS
	Unsecured	Secured	Total
2010	30,579	32,627	63,206
2011	48,545	2,128	50,673
2012 (4)	699,326	66,645	765,971
2013	40,018	30,113	70,131
2014	50,000	3,120	53,120
Thereafter	300,000	616,880	916,880

Total	$1,168,468	$751,513	$1,919,981

SUMMARY OF PREFERRED SHARES
	Qtr. Ended	Qtr. Ended
	3/31/10	3/31/09
Total preferred shares outstanding	7,000	7,000

SENIOR UNSECURED DEBT RATINGS AS OF May 4, 2010

Moody’s	Baa2	(stable)
Standard & Poor’s	BBB	(stable)
Fitch	BBB-	(stable)

CAPITALIZED INTEREST
	Qtr. Ended	Qtr. Ended
	3/31/10	3/31/09
Interest capitalized	$3,134	$5,655

SELECTED DEBT COVENANTS & CREDIT RATIOS (7)
		Qtr. Ended
	Requirement	3/31/10
Aggregate Debt Test	<60%	52.9%
(Debt to gross assets, as defined)
Secured Debt Test	<40%	20.7%
(Secured debt to total gross assets, as defined)
Debt Service Test	>1.50	2.00
(Income available for debt service charge, as defined)
Unencumbered Asset Test	>1.50	2.17
(Total unencumbered assets to unsecured debt)
Unencumbered NOI	N/A	68.7%
(NOI related to unencumbered assets)

(1)	Represents $371.3 million cash principal with 4.125% coupon adjusted to reflect convertible debt accounting guidance that became effective in January 2009.
(2)	At March 31, 2010 we had a unsecured line of credit providing up to $750 million priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents interest expense and preferred stock dividend payment coverage for the three months ended March 31, 2010.
(4)	Includes the scheduled maturity of our unsecured line of credit. At March 31, 2010, the outstanding balance was $340 million.
(5)	Represents denominator for shares in the calculation of diluted FFO per share. See summary of common shares in Exhibit B.
(6)	Represents denominator for shares in the calculation of diluted EPS. See summary of common shares in Exhibit B.
(7)	Represents strictest covenant compliance requirements of existing debt.

BRE Properties, Inc.

Development Communities and Land Held for Development

March 31, 2010

(Dollar amounts in millions)

	Number	Cost	Estimated	Balance to	Product	First Units	Estimated
CONSTRUCTION IN PROGRESS	of Units	Incurred (1)	Cost (2)	Complete	Type	Delivered	Completion (3)
Villa Granada
Santa Clara, CA	270	$80.2	$89.7	$9.5	Podium	2Q/2010	3Q/2010

Total CIP	270	$80.2	$89.7	$9.5

	Number	Cost	Estimated	Estimated	Product
LAND UNDER DEVELOPMENT (4)	of Units	Incurred	Cost (5)	Const. Start	Type
Wilshire La Brea (6)
Los Angeles, CA	470	$99.1	TBR	TBD	Podium
Pleasanton
Pleasanton, CA	240	15.1	TBR	TBD	Garden
Stadium Park II
Anaheim, CA	250	25.0	TBR	TBD	Wrap
Lawrence Station
Sunnyvale, CA	338	19.6	TBR	TBD	Wrap

Total Land Owned	1,298	$158.8	$580.4

	Number	Cost	Estimated	Product
LAND UNDER CONTRACT (7)	of Units	Incurred (8)	Cost (5)	Type
Mercer Island, WA	166	$6.1	TBR	Podium

Walnut Creek, CA	361	7.4	TBR	Podium

Total	527	$13.5	$176.1

(1)	Reflects all recorded costs incurred as of March 31, 2010, recorded on our consolidated balance sheets as “direct investments in real estate-construction in progress.”
(2)	Reflects the estimated economic cost of development projects, which in certain instances may not reflect the carrying value of the final asset reported under GAAP.
(3)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy.
(4)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress.
(5)	Reflects the aggregate cost estimates; specific property cost estimates To Be Reported (TBR) once entitlement approvals are received and the company is prepared to begin construction.
(6)	Project’s estimated cost reflects the construction of 470 units and 40,000 sq feet of retail. The estimated unit count and costs reflect the current underlying entitlements associated with the site.
(7)	Land under contract represents land parcels for which we have signed a purchase and sale agreement, made a non refundable deposit and commenced the entitlement process.
(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.

BRE Properties, Inc.	Exhibit A
Sequential “Same-Store” Multifamily Markets Summary
Last five quarters

REVENUES

	Q1	Q4	Q3	Q2	Q1
	2010	2009	2009	2009	2009
California
San Diego	-0.1%	0.1%	-0.4%	-0.6%	-1.1%
Inland Empire	0.5%	-2.1%	-0.7%	0.1%	-2.7%
Orange County	-0.9%	-2.2%	-0.8%	-0.9%	-1.8%
Los Angeles	0.8%	-1.6%	0.8%	-4.4%	-2.5%
San Francisco	-0.9%	-2.5%	-1.4%	-2.0%	-1.2%

Subtotal; California	-0.2%	-1.6%	-0.6%	-1.5%	-1.7%

Pacific Northwest

Seattle	-1.3%	-4.2%	-2.5%	-3.3%	-0.2%

Non-Core Markets (1)	0.9%	-2.2%	-1.4%	0.2%	-1.8%

Total Same Store (3)	-0.3%	-2.0%	-0.9%	-1.6%	-1.5%

EXPENSES (2)
	Q1	Q4	Q3	Q2	Q1
	2010	2009	2009	2009	2009
California
San Diego	10.3%	-3.5%	-0.5%	-2.7%	6.4%
Inland Empire	2.0%	-5.1%	-1.2%	5.5%	0.8%
Orange County	0.4%	-1.2%	1.5%	0.3%	5.0%
Los Angeles	-3.4%	-5.8%	3.0%	1.1%	-0.3%
San Francisco	-4.6%	6.5%	-1.2%	5.9%	-1.7%

Subtotal; California	1.2%	-1.6%	0.2%	1.7%	2.3%

Pacific Northwest

Seattle	-0.2%	-3.1%	1.5%	5.8%	5.8%

Non-Core Markets (1)	12.2%	-15.4%	12.8%	1.2%	2.7%

Total Same Store (3)	1.6%	-2.7%	1.1%	2.2%	2.8%

NET OPERATING INCOME
	Q1	Q4	Q3	Q2	Q1
	2010	2009	2009	2009	2009
California
San Diego	-3.9%	1.4%	-0.4%	0.2%	-3.8%
Inland Empire	-0.4%	-0.4%	-0.4%	-2.8%	-4.5%
Orange County	-1.4%	-2.7%	-1.8%	-1.4%	-4.3%
Los Angeles	2.9%	0.7%	-0.3%	-7.1%	-3.5%
San Francisco	0.6%	-5.9%	-1.5%	-4.7%	-1.0%

Subtotal; California	-0.8%	-1.6%	-1.0%	-2.8%	-3.3%

Pacific Northwest
Seattle	-1.9%	-4.8%	-4.5%	-7.3%	-2.6%

Non-Core Markets (1)	-5.9%	8.0%	-10.2%	-0.5%	-4.3%

Total Same Store (3)	-1.2%	-1.6%	-1.8%	-3.3%	-3.2%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the Company’s current same-store pool totaling 20,196 units for all periods shown.

BRE Properties, Inc.	Exhibit B
Share Analysis as of March 31, 2010
(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES

	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Weighted Average
Weighted average shares outstanding (1)	55,320	54,540	53,575	51,765	51,180
Weighted average OP units (2)	755	—	780	785	785
Dilutive effect of stock based awards	95	40	1	—	—

Diluted shares - FFO (3)	56,170	54,580	54,356	52,550	51,965
Less: Anti-dilutive OP Units (3)	(755)	—	(780)	(785)	(785)

Diluted shares - EPS(4)	55,415	54,540	53,576	51,765	51,180

	As of	As of	As of	As of	As of
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Ending
Shares outstanding at end of period	55,663	55,137	54,338	52,821	51,241
OP units at end of period	715	771	780	780	780
Dilutive effect of stock based awards	95	40	1	—	—

Total	56,473	55,948	55,119	53,601	52,021

SUMMARY OF PREFERRED SHARES
	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
6.75% Series C, $25 per share liquidation preference	4,000	4,000	4,000	4,000	4,000
6.75% Series D, $25 per share liquidation preference	3,000	3,000	3,000	3,000	3,000

	7,000	7,000	7,000	7,000	7,000

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	OP Units are anti-dilutive for FFO and EPS for the quarter ended 12/31/09 and therefore are not included in shares calculation.
(3)	Represents denominator for shares in the calculation of diluted FFO per share. Prior period numbers have been adjusted to reflect the adoption of new accounting guidance requiring retroactive application.
(4)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.

BRE Properties, Inc.	Exhibit C
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 3/31/2010	Quarter Ended 3/31/2009

Net income available to common shareholders	$5,525	$12,993
Depreciation from continuing operations	22,964	20,547
Depreciation from discontinued operations	143	363
Redeemable noncontrolling interest in income	373	545
Depreciation from unconsolidated entities	480	449
Less: Redeemable noncontrolling interest in income not convertible into common shares	(105)	(106)

Funds from operations	$29,380	$34,791

Allocation to participating securities - diluted FFO (1)	$(261)	$(409)

Allocation to participating securities - diluted EPS (1)	$(23)	$(140)

Diluted shares outstanding - EPS (2)	55,415	51,180
Net income per common share - diluted	$0.10	$0.25

Diluted shares outstanding - FFO (2)	56,170	51,965
FFO per common share - diluted	$0.52	$0.66

(1)	Adjustment to the numerators for diluted FFO per common share and diluted net income per common share calculations when applying the two class method for calculating EPS.
(2)	See analysis of weighted average shares and ending shares at Exhibit B.

BRE Properties, Inc.	Exhibit C, continued
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 3/31/2010	Quarter Ended 3/31/2009

Net income available to common shareholders	$5,525	$12,993
Interest, including discontinued operations	21,099	21,022
Depreciation, including discontinued operations	23,107	20,910

EBITDA	49,731	54,925
Redeemable noncontrolling interest in income	373	545
Dividends on preferred stock	2,953	2,953
Other expenses	925	—

Adjusted EBITDA	$53,982	$58,423

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 3/31/2010	Quarter Ended 3/31/2009

Net income available to common shareholders	$5,525	$12,993
Interest, including discontinued operations	21,099	21,022
Depreciation, including discontinued operations	23,107	20,910
Redeemable noncontrolling interest in income	373	545
Dividends on preferred stock	2,953	2,953
General and administrative expense	5,206	4,326
Other expenses	925	—

NOI	$59,188	$62,749

Less Non Same-Store NOI	4,596	3,646

Same-Store NOI	$54,592	$59,103